CERTIFICATE BORDER OMITTED



                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                    FLORIDA

    NUMBER                 ENVIRONMENTAL SOLUTIONS                    SHARES
     3847                       WORLDWIDE, INC.

                  AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                                PAR VALUE: $.001
                                                           CUSIP NO. 29408K 10 2





THIS CERTIFIES THAT




IS THE RECORD HOLDER OF




           Shares of ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

           Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

         CORPORATE
            SEAL


          FLORIDA


/S/                                                  /S/
---------------------------                          -------------------------
                 SECRETARY                                           PRESIDENT




                          COUNTERSIGNED & REGISTERED____________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireities
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT.           Custodian
                  ------------------------------
                  (Cust)                 (Minor)
                  under Uniform Gifts to Minors
                  Act
                  ------------------------------
                            State

         Additional abbreviations may also be used though not in the above list.

            For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

________________________________________________________________________________
   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
      WRITTEN UPON THE FACE OF THE CERTIFICATE EN EVERY PARTICULAR WITHOUT
               ALTERATIION OR ENLARGEMENT OR ANY CHANGE WHATEVER

o NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANAGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY
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                     ***FOR MEDALLION GUARANTEE USE ONLY***















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